Exhibit 99.1

Shenandoah Telecommunications Company I NVESTOR P RESENTATION S EPTEMBER 2018 NASDAQ: SHEN

2 Safe Harbor Statement This presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward - looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward - looking statements include, without limitation, risks related to the following: q Increasing competition in the communications industry; and q A complex and uncertain regulatory environment. A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward - looking statements as a result of new information or future events or developments.

3 Use of Non - GAAP Financial Measures Included in this presentation are certain non - GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. Management believes these measures facilitate comparisons of our operating performance from period to period and comparisons of our operating performance to that of our peers and other companies by excluding certain differences. Shentel utilizes these financial performance measures to facilitate internal comparisons of our historical operating performance, which are used by management for business planning purposes, and also facilitates comparisons of our performance relative to that of our competitors. In addition, we believe these measures are widely used by investors and financial analysts as measures of our financial performance over time, and to compare our financial performance with that of other companies in our industry.

4 Shentel works to ensure that rural communities have access to the same level of telecommunication services as found in urban areas in the U.S. Shentel is committed to enriching the lives of the subscribers and customers it serves with the highest quality of communications services by investing heavily in technology, using innovative thinking and delivering high quality local customer service that makes using technology easy. Shentel’s Mission: Shentel’s Vision:

5 Company Overview ▪ Diverse Revenue Streams • 3 complementary revenue streams: Wireless, Cable and Wireline ▪ Tower Leasing Business Provides Steady Recurring Cash Flow • 193 towers generated $2.9 million of revenue in Q3’18, consistent witwh Q3’17 ▪ Fiber • We control 5,548 route miles of fiber. • Q3’18 Cable and Wireline fiber lease revenues of $ 11.7 million, down 6.4% over Q3’17 due to migrating Wireless backhaul circuits from traditional circuit - switched facilities to more cost effective Voice Over IP ("VoIP") facilities. Providing a broad range of diversified telecommunications services to customers in the Mid - Atlantic United States and the exclusive personal communications service ("PCS") Affiliate of Sprint covering large portions of central and western Virginia, south - central Pennsylvania, West Virginia, and portions of Maryland, North Carolina, Kentucky, and Ohio.

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7 Consolidated - Historical Net Income $33.9 $40.9 ($0.9) $66.4 $31.7 -$5 $5 $15 $25 $35 $45 $55 $65 $75 2014 2015 2016 2017 Q3'18 YTD ($ in millions) * Includes a one - time non - cash tax benefit of $53.4 million as a result of the remeasurement of our deferred tax assets and liabilities as of 12/31/17 , in connection with the 2017 Tax Act. *

8 Consolidated - Adjusted OIBDA $132.1 $150.9 $246.1 $280.9 $212.5 $0 $50 $100 $150 $200 $250 $300 2014 2015 2016 2017 Q3'18 YTD

9 W IRELESS

• 7.0 million Market POPs • 5.9 million Covered POPs • 1.0 million total subscribers • 17.6% penetration of covered POPs • 1,788 CDMA base stations (sites) Wireless Network Coverage 10

11 Wireless Network Expansion Effective February 1, 2018 Current Markets New Expansion Markets Optional Expansion Markets

12 Wireless Highlights ▪ Continued Growth ▪ 785,537 Postpaid customers Q3'18, up 7.9% over Q3'17 ▪ 255,462 Prepaid customers Q3'18, up 13.7% over Q3'17 ▪ $116.1 million of Wireless service revenue in Q3 '18 compared to $112.5 million in Q3 '17. ▪ Adjusted OIBDA $62.6 million, up 15.5% over Q3'17 QTD Wireless Adjusted OIBDA (in millions) Wireless PCS Customers

13 Wireless - Subscriber Growth 287,867 312,512 722,562 736,597 785,537 145,162 129,855 206,672 225,822 255,462 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 2014 2015 2016 2017 Q3'18 YTD (1) Prepaid totals in 2015, 2016, and 2017 were adjusted to exclude Lifeline subscribers. (2) Includes 405k postpaid and 155k prepaid Sprint customers in the acquired territory (5/6/16). (3) Includes 19.1k postpaid and 4.5k prepaid Sprint customers in the acquired territory (4/6/17). (4) Includes 38.3k postpaid and 15.7k prepaid Sprint customers in the acquired territory (2/1/18 ). (1) ( 1, 2) ( 1, 3) (4)

14 $101.4 $110.1 $200.1 $230.4 $180.2 $0 $50 $100 $150 $200 $250 2014 2015 2016 2017 Q3'18 YTD Wireless – Adjusted OIBDA

15 Wireless - Attractive Contract With Sprint ▪ Contract through November 2029 ▪ Two 10 - year renewals ▪ Payment at termination of 90% EBV (entire business value) for PCS. ▪ Postpaid revenues received from Sprint are recorded net of an 8% Management Fee and an 8.6% Net Service Fee that is retained by Sprint. ▪ Prepaid wireless products and service revenues received from Sprint are recorded net of a 6% Management Fee that is retained by Sprint. ▪ Management fee waived on a cash basis , up to $4.2 million per month until the total amount waived reaches approximately $255.6 million, which is expected to occur in 2022.

16 Wireless - Affiliate Terms SHENTEL PROVIDES ▪ Network (Towers, Cell Sites, Backhaul, Local Switch) ▪ Local Sales and Service ▪ Local Advertising & Promotions SPRINT PROVIDES Net Service Fee ▪ Billing/Collections ▪ Customer Care ▪ Long Distance ▪ Equipment Financing Postpaid Payment = 8.6% of Postpaid Net Billings Management Fee ▪ Spectrum ▪ Brand ▪ National Platform ▪ Access to Sprint vendors Postpaid Payment = 8% of Postpaid Net Billings Prepaid Payment = 6% of Prepaid Net Billings

17 Fiber and Tower Highlights ▪ Long - term opportunity to increase leasing revenues given growing demand for data ▪ Cable and Wireline non - affiliate fiber lease revenue is up 5.7% from Q3'17 ▪ 193 towers generated $2.9 million of Tower revenue in Q3'18, consistent with Q3'17. QTD Mobile Tower Revenue (in millions) QTD Mobile Tower OIBDA (in millions) Q3'17 Q3'18 Operating income $ 1.4 $ 1.2 Deprec. and Amort. 0.5 0.5 Adjusted OIBDA $ 1.9 $ 1.7 QTD Fiber Lease Revenue

18 C ABLE

19 Shepherdstown Charleston Summersville Weston Beckley Covington Franklin Petersburg Amherst Atlanta , GA ( Telx ) Martinsville Danville Rustburg Appomattox Farmville Crewe Rocky Mount Dinwiddie Clarksville Blackstone Kenbridge Lawrenceville Radford Wytheville Keysville Lebanon Pineville Welch Leesburg Warrenton Woodstock Edinburg Harrisonburg New Market Ashburn ( Equinix ) Oakland Sutton Richmond Ronceverte Marlinton Morgantown Salem Belington Blacksburg Buchanan Grantsville Hagerstown York Hershey Harrisburg Mechanicsburg Carlisle Gettysburg Staunton Cumberland Shippensburg Waynesboro Greencastle Hanover Martinsburg Berkeley Springs Herndon Front Royal Berryville Roanoke Princeton Clarksburg Floyd Stuart Strasburg Map Key : Shentel Fiber Routes Partner Routes Planned Routes Shentel PoP Internet PoP Master Headend Planned Shentel PoP Madison Omar Lynchburg Waynesboro South Hill Winchester Bedford Culpeper Charlottesville Marmet Lexington South Boston Dillwyn Bridgeport PA MD WV VA Cable Network Homes Passed Cable Wireline Service Segment Segment Total Video 185,119 16,510 201,629 Internet 185,119 16,510 201,629 Voice 185,119 - 185,119 □ 100% of Homes Passed are upgraded □ 100% of Homes Passed are on - net

20 Cable Competitive Advantage Verizon/ CenturyLink /Frontier ▪ DSL – slower service ▪ Requires significant capital expenditure to offer comparable service to Cable ▪ Loss of cash flow from shrinking voice service ▪ Bundling of satellite video with their voice and DSL Dish/DirecTV ▪ Bundling of telco, DSL and voice with their video ▪ Satellite internet is fast but has limited capacity ▪ No local presence Shentel Cable ▪ Company leads with Broadband ▪ We own/control our backbone fiber network and our telephone switch ▪ Local/Regional focus Competitors

21 Cable - RGUs and Average Revenue ■ Video ■ Broadband ■ Voice ▪ Continued Growth ▪ Growth in average monthly revenue per RGU primarily due to broadband. ▪ 3,300+ customers upgraded their speeds in Q3 '18. ▪ Broadband penetration increased from 34.3% to 36.2%. Average Monthly Revenue per RGU * Average Monthly Revenue per Customer * * Refer to the Appendix for a reconciliation of Cable segment operating revenue to average revenue per RGUs and per customer rel ationship. Revenue Generating Units (RGU)

22 Cable – Adjusted OIBDA $15.4 $24.5 $31.8 $40.5 $35.7 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 2014 2015 2016 2017 Q3'18 YTD

23 (1) Excludes cable and internet customers reported through the Wireline segment. (2) Peer Average information derived from SNL Kagan data as of 9/30/2017 for 10 comparably sized companies: Anne Arundel Bro adb and; Comporium Communications; Fidelity Communications Company; Hargray Cable; MetroCast Cablevision; Northland Cable; Schurz Communications, Inc.; Vast Bro adb and; WEHCO Video, Inc.; Zito Media (3) 2010 10 - K segment for Cable included the entire Cable network. In subsequent years, a portion of the network was moved to Wi reline segment. The 2010 amounts reported in the 2010 10 - K have been adjusted to reflect this transfer. Cable - How Does Shentel Compare? Acquired Neglected Markets; Opportunity to Drive Higher Penetration December 31, 2010 September 30, 2018 (1) Peer Average (2) Video Homes Passed (3) 162,763 185,119 Penetration (3) 36.7% 23.8% 23.7% Broadband Available Homes 144,099 185,119 Penetration 22.1% 36.2% 36.5% Voice Available Homes 118,652 185,119 Penetration 5.3% 12.6% 8.6%

24 W IRELINE

25 Q3 ‘18 Wireline Highlights ▪ Continued Profitability ▪ Operating revenue $19.6 million, down 1.2% from Q3'17 ▪ Adjusted OIBDA $8.5 million, up 0.8% from Q3'17 ▪ 14,734 Broadband Customers at Q3'18, up 0.9% over Q3'17 QTD Wireline Adjusted OIBDA (in millions) Wireline Statistics

26 $28.0 $29.7 $32.6 $34.3 $24.6 $0 $5 $10 $15 $20 $25 $30 $35 $40 2014 2015 2016 2017 Q3'18 YTD Wireline – Adjusted OIBDA

27 Shepherdstown Charleston Summersville Weston Beckley Covington Franklin Petersburg Amherst Atlanta , GA ( Telx ) Martinsville Danville Rustburg Appomattox Farmville Crewe Rocky Mount Dinwiddie Clarksville Blackstone Kenbridge Lawrenceville Radford Wytheville Keysville Lebanon Pineville Welch Leesburg Warrenton Woodstock Edinburg Harrisonburg New Market Ashburn ( Equinix ) Oakland Sutton Richmond Ronceverte Marlinton Morgantown Salem Belington Blacksburg Buchanan Grantsville Hagerstown York Hershey Harrisburg Mechanicsburg Carlisle Gettysburg Staunton Cumberland Shippensburg Waynesboro Greencastle Hanover Martinsburg Berkeley Springs Herndon Front Royal Berryville Roanoke Princeton Clarksburg Floyd Stuart Strasburg Map Key : Shentel Fiber Routes Partner Routes Planned Routes Shentel PoP Internet PoP Master Headend Planned Shentel PoP Madison Omar Lynchburg Waynesboro South Hill Winchester Bedford Culpeper Charlottesville Marmet Lexington South Boston Dillwyn Bridgeport PA MD WV VA Fiber Network □ 5,548 Fiber Route - Miles □ 62% in Cable Markets □ 38% in Wireline Markets Fiber to the Tower (FTT) □ 376 total cell sites □ 329 Shentel sites □ 47 other carrier sites □ 60 FTT sites completed in 2017 □ 43 sites completed in 2018 □ 76 under construction or planned for 2018

28 C APITAL I NVESTMENT

29 Capital Expenditures Investing in the Future Capex Spending ($ millions) ▪ 2018 Capex Budget Estimates * 52% Upgrades and Expansion of Acquired Territories * 14% Network Maintenance * 13% Success - Based * 12% Network Capacity * 9% Network Expansion ▪ Actual Capex of $92.3 million for the nine months ended September 30, 2018. ▪ We expect Capex to be between $145 million and $155 million for 2018. * Represents the midpoint of the expected range. *

30 Q&A

31 A PPENDIX

32 Adjusted OIBDA by Segment - Quarterly Results Three Months Ended September 30, 2018 (in thousands) Wireless Cable Wireline Other Consolidated Operating income $ 27,352 $ 5,834 $ 5,122 $ (9,979) $ 28,329 Impact of ASC topic 606 (4,868) (172) (77) — (5,117) Depreciation and amortization 30,363 6,102 3,435 128 40,028 Share - based compensation expense — — — 1,171 1,171 Benefit received from the waived management fee 9,558 — — — 9,558 Amortization of intangibles netted in rent expense 197 — — — 197 Actuarial (gains) losses on pension plans — — — (82) (82) Adjusted OIBDA 62,602 11,764 8,480 (8,762) 74,084 Waived management fee (9,558) — — — (9,558) Continuing OIBDA $ 53,044 $ 11,764 $ 8,480 $ (8,762) $ 64,526 Adjusted OIBDA Margin 53.9% 36.6% 43.2 % N/A 46.7 % Q3'17 Adjusted OIBDA 54,186 9,971 8,411 (5,664) 66,904 Q3'17 Continuing OIBDA 45,225 9,971 8,411 (5,664) 57,943 % increase (decrease) in Adjusted OIBDA 15.5% 18.0% 0.8% - 10.7% % increase (decrease) in Continuing OIBDA 17.3% - - - 11.4 % Adjusted OIBDA by Segment

33 Wireless Segment – Change in Adjusted OIBDA Q3'18 vs. Q3'17 (millions) 48.2% Adj OIBDA Margin 53.9% Adj OIBDA Margin Revenue Impact $7.8 Expense Impact $0.6 ▪ Adjusted OIBDA growth of 15.5% to $62.6 million for the quarter ended September 30, 2018.

34 Cable Segment – Change in Adjusted OIBDA Q3'18 vs. Q3'17 (millions) 33.1% Adj OIBDA Margin 36.6% Adj OIBDA Margin ▪ Adjusted OIBDA growth of 18.0% to $11.8 million for the quarter ended September 30, 2018.

35 Wireless Highlights ▪ Continued Growth ▪ 785,537 Postpaid customers Q3'18, up 7.9% over Q3'17 ▪ 255,462 Prepaid customers Q3'18, up 13.7% over Q3'17 ▪ $116.1 million of Wireless service revenue in Q3 '18 compared to $112.5 million in Q3 '17. ▪ Adjusted OIBDA $62.6 million, up 15.5% over Q3'17 QTD Wireless Adjusted OIBDA (in millions) Wireless PCS Customers

36 Average Monthly Billed Revenue per Subscriber Postpaid and Prepaid ($ in thousands, except subscribers and revenue per subscriber amounts) Q3'18 Q3'17 Postpaid billings $ 96,813 $ 94,013 Adjustment for write - offs 5,273 5,407 Postpaid billings excluding write - offs $ 102,086 $ 99,420 Average postpaid subscribers* 783,734 727,764 Average monthly billed revenue per postpaid subscriber** $ 43.42 $ 45.54 Prepaid billings $ 28,460 $ 24,155 Average prepaid subscribers* 252,927 222,766 Average monthly billed revenue per prepaid subscriber** $ 37.51 $ 36.14 * Represents a quarterly average ** Average monthly billed revenue per subscriber = (billed revenue excluding write - offs*1,000) / average subscribers / 3 months

37 Wireless - ARPU Trend Postpaid ARPU* *ARPU represents Average Revenue Per Unit. See Appendix for reconciliation of Wireless segment operating revenue to Postpaid ARP U. Prepaid ARPU*

38 Cable Highlights ▪ Continued Growth ▪ Operating revenue $32.2 million, up 7.0% over Q3'17 ▪ Adjusted OIBDA $11.8 million, up 18.0% over Q3'17 QTD Cable Adjusted OIBDA (in millions) Cable RGUs

39 Cable - Non - GAAP Financial Measure Average Revenue ($ in thousands, except subscriber and per subscriber amounts) Q3'18 Q3'17 Service revenue $ 26,955 $ 25,246 Fiber, FUSC, pass - through, and other 2,113 2,074 Internal revenue 451 430 Video, broadband and voice revenue 29,519 27,750 Other miscellaneous revenue 2,663 2,339 Total operating revenue $ 32,182 $ 30,089 Average Subscribers* Revenue generating units (RGUs) 133,617 132,704 Average customer relationships 78,732 77,596 Average Revenue Per User (ARPU)** Revenue generating units (RGUs) $ 73.64 $ 69.70 Customer relationships $ 124.98 $ 119.21 * Represents a quarterly average **ARPU calculation = (video, broadband & voice revenue * 1,000) / average subscribers / 3 months

40 Total Wireless Distribution September 30, 2018 December 31, 2017 Company Owned Stores 33 40 Agent Postpaid Stores 127 102 Nationals – Postpaid 96 65 Total Postpaid Stores 256 207 Agent Boost Stores 142 125 Nationals – Boost 250 276 Total Boost Stores 392 401